Exhibit 99.1

Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1900 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2013

NEW ORLEANS, LA. May 21, 2013 — Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2013, of $46.6 million, or $0.95 per common share, on revenues of $328.3 million. For fiscal year ended March 31, 2013, net earnings were $150.8 million, or $3.03 per common share, on revenues of $1,244.2 million. For fiscal year ended March 31, 2012, net earnings were $87.4 million, or $1.70 per common share, on revenues of $1,067.0 million.

As previously announced, Tidewater will hold a conference call to discuss March quarterly earnings and annual earnings on Tuesday, May 21, 2013, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 21, 2013, and will continue until 11:59 p.m. Central time on May 23, 2013. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 34792519.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until June 8, 2013.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of larger Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended		Year Ended
	March 31,		March 31,
	2013	2012	2013	2012
Revenues:
Vessel revenues	$325,039	288,255	1,229,998	1,060,468
Other operating revenues	3,294	1,140	14,167	6,539
	328,333	289,395	1,244,165	1,067,007

Costs and expenses:
Vessel operating costs	185,640	168,707	709,418	638,137
Costs of other operating revenues	2,932	1,915	12,216	7,115
Depreciation and amortization	38,287	35,585	147,299	138,356
Goodwill impairment	---	---	---	30,932
General and administrative	46,739	40,791	175,609	156,570
Gain on asset dispositions, net	(3,839)	(3,986)	(6,609)	(17,657)
	269,759	243,012	1,037,933	953,453
Operating income	58,574	46,383	206,232	113,554
Other income (expenses):
Foreign exchange gain	4,181	2,574	3,011	3,309
Equity in net earnings of unconsolidated companies	3,830	3,614	12,189	13,041
Interest income and other, net	693	1,137	3,476	3,440
Interest and other debt costs	(7,827)	(7,454)	(29,745)	(22,308)
	877	(129)	(11,069)	(2,518)
Earnings before income taxes	59,451	46,254	195,163	111,036
Income tax expense	12,860	12,612	44,413	23,625
Net earnings	$46,591	33,642	150,750	87,411

Basic earnings per common share	$.95	.66	3.04	1.71

Diluted earnings per common share	$.95	.66	3.03	1.70

Weighted average common shares outstanding	49,103,240	50,723,340	49,550,391	51,165,460
Diluted effect of stock options and restricted stock	108,053	253,447	183,649	264,107
Adjusted weighted average common shares	49,211,293	50,976,787	49,734,040	51,429,567

Cash dividends declared per common share	$.25	.25	1.00	1.00

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2013 and 2012

(In thousands, except share and par value data)

ASSETS	2013	2012
Current assets:
Cash and cash equivalents	$40,569	320,710
Trade and other receivables, less allowance for doubtful accounts of $46,332 in 2013 and $49,921 in 2012	393,438	309,468
Marine operating supplies	62,348	53,850
Other current assets	11,735	10,072
Total current assets	508,090	694,100
Investments in, at equity, and advances to unconsolidated companies	46,047	46,077
Properties and equipment:
Vessels and related equipment	4,250,169	3,952,468
Other properties and equipment	83,779	93,107
	4,333,948	4,045,575
Less accumulated depreciation and amortization	1,144,129	1,139,810
Net properties and equipment	3,189,819	2,905,765
Goodwill	297,822	297,822
Other assets	126,277	117,854
Total assets	$4,168,055	4,061,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	63,602	74,115
Accrued expenses	159,086	134,953
Accrued property and liability losses	4,133	3,636
Other current liabilities	39,808	26,225
Total current liabilities	266,629	238,929
Long-term debt	1,000,000	950,000
Deferred income taxes	189,763	214,627
Accrued property and liability losses	10,833	3,150
Other liabilities and deferred credits	139,074	128,555

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,486,146 shares at March 31, 2013and 51,250,995 shares at March 31, 2012	4,949	5,125
Additional paid-in capital	119,975	102,726
Retained earnings	2,453,973	2,437,836
Accumulated other comprehensive loss	(17,141)	(19,330)
Total stockholders’ equity	2,561,756	2,526,357
Total liabilities and stockholders’ equity	$4,168,055	4,061,618

.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Quarter Ended		Year Ended
	March 31,		March 31,
	2013	2012	2013	2012
Net earnings	$46,591	33,642	150,750	87,411
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities	186	659	(372)	(272)
Amortization of loss on derivative contract	116	118	466	467
Change in supplemental executive retirement plan pension liability	(928)	(1,288)	2,427	(1,288)
Change in Pension Plan minimum liability	(539)	894	(539)	894
Change in Other Benefit Plan minimum liability	207	(947)	207	(947)
Total comprehensive income	$45,633	33,078	152,939	86,265

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2013, 2012 and 2011

(In thousands)	2013	2012	2011
Operating activities:
Net earnings	$150,750	87,411	105,616
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	147,299	138,356	140,576
Provision (benefit) for deferred income taxes	(11,733)	(23,754)	(6,849)
Reversal of liabilities for uncertain tax positions	---	(6,021)	---
Gain on asset dispositions, net	(6,609)	(17,657)	(13,228)
Goodwill impairment	---	30,932	---
Equity in earnings of unconsolidated companies, net of dividends	30	(7,033)	1,570
Compensation expense – stock based	19,416	14,340	15,482
Excess tax (benefit) liability on stock options exercised	(278)	1,190	(1,190)
Changes in assets and liabilities, net:
Trade and other receivables	(82,450)	(38,015)	15,272
Marine operating supplies	(8,498)	(3,102)	(4,511)
Other current assets	(1,663)	140	(3,509)
Accounts payable	(25,924)	21,844	3,504
Accrued expenses	17,069	4,063	(7,080)
Accrued property and liability losses	497	(210)	(963)
Other current liabilities	4,846	8,700	12,675
Other liabilities and deferred credits	822	7,947	6,219
Other, net	10,349	3,290	622
Net cash provided by operating activities	213,923	222,421	264,206
Cash flows from investing activities:
Proceeds from sales of assets	27,278	42,849	37,369
Proceeds from insurance settlements on Venezuela seized vessels	---	---	8,150
Additions to properties and equipment	(440,572)	(357,110)	(615,289)
Other	(193)	(820)	(173)
Net cash used in investing activities	(413,487)	(315,081)	(569,943)
Cash flows from financing activities:
Principal payments on debt	(60,000)	(40,000)	(190,000)
Debt borrowings	110,000	290,000	590,000
Debt issuance costs	(51)	(295)	(10,032)
Proceeds from exercise of stock options	3,818	5,411	8,695
Cash dividends	(49,588)	(51,261)	(51,478)
Excess tax benefit (liability) on stock options exercised	278	(1,190)	1,190
Stock repurchases	(85,034)	(35,015)	(19,988)
Net cash (used in) provided by financing activities	(80,577)	167,650	328,387
Net change in cash and cash equivalents	(280,141)	74,990	22,650
Cash and cash equivalents at beginning of year	320,710	245,720	223,070
Cash and cash equivalents at end of year	$40,569	320,710	245,720

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$38,045	36,839	15,957
Income taxes	$54,722	49,332	48,365
Supplemental disclosure of noncash investing activities:
Additions to properties and equipment	$12,010	10,850	---

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years Ended March 31, 2013, 2012 and 2011

(In thousands)

				Accumulated
		Additional		other
	Common stock	paid-in capital	Retained earnings	comprehensive loss	Total
Balance at March 31, 2010	$ 5,183	73,203	2,402,575	(16,931)	2,464,030
Total comprehensive income	---	---	105,616	(1,253)	104,363
Issuance of restricted stock	33	(33)	---	---	---
Stock option activity	24	15,367	---	---	15,391
Cash dividends declared	---	---	(51,516)	---	(51,516)
Retirement of common stock	(49)	---	(19,939)	---	(19,988)
Amortization/cancellation of restricted stock	(3)	1,667	---	---	1,664
Balance at March 31, 2011	$ 5,188	90,204	2,436,736	(18,184)	2,513,944
Total comprehensive income	---	---	87,411	(1,146)	86,265
Stock option activity	14	8,100	---	---	8,114
Cash dividends declared	---	---	(51,370)	---	(51,370)
Retirement of common stock	(74)	---	(34,941)	---	(35,015)
Amortization of restricted stock units	---	272	---	---	272
Amortization/cancellation of restricted stock	(3)	4,150	---	---	4,147
Balance at March 31, 2012	$ 5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	---	---	150,750	2,189	152,939
Stock option activity	14	6,131	---	---	6,145
Cash dividends declared	---	---	(49,766)	---	(49,766)
Retirement of common stock	(187)	---	(84,847)	---	(85,034)
Amortization of restricted stock units	6	6,705	---	---	6,711
Amortization/cancellation of restricted stock	(9)	4,413	---	---	4,404
Balance at March 31, 2013	$ 4,949	119,975	2,453,973	(17,141)	2,561,756

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2013 and 2012 and for the quarter ended December 31, 2012, were as follows:

									Quarter
	Quarter Ended				Year Ended				Ended
	March 31,				March 31,				December 31,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2012	%

Vessel revenues:
Americas	$82,561	25%	79,219	27%	327,059	27%	324,529	31%	84,532	27%
Asia/Pacific	44,477	14%	48,207	17%	184,014	15%	153,752	14%	42,057	14%
Middle East/North Africa	42,884	13%	30,783	11%	149,412	12%	109,489	10%	42,027	14%
Sub-Saharan Africa/Europe	155,117	48%	130,046	45%	569,513	46%	472,698	45%	136,427	45%

Total Vessel revenues	325,039	100%	288,255	100%	1,229,998	100%	1,060,468	100%	305,043	100%

Vessel operating costs:
Crew costs	$90,581	28%	87,286	30%	356,165	29%	327,762	31%	87,469	29%
Repair and maintenance	36,466	11%	27,368	9%	132,587	11%	103,257	10%	36,143	12%
Insurance and loss reserves	4,223	1%	2,910	1%	20,765	2%	17,507	2%	7,381	2%
Fuel, lube and supplies	22,458	7%	22,017	8%	79,023	6%	76,904	7%	19,553	6%
Vessel operating leases	3,971	1%	4,492	2%	16,837	1%	17,967	1%	3,971	1%
Other	27,941	9%	24,634	9%	104,041	9%	94,740	9%	26,378	9%

Total vessel operating costs	185,640	57%	168,707	59%	709,418	58%	638,137	60%	180,895	59%

Vessel operating margin (A)	$139,399	43%	119,548	41%	520,580	42%	422,331	40%	124,148	41%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the years ended March 31, 2013 and 2012 and for the quarter ended December 31, 2012:

					Quarter
	Quarter Ended		Year Ended		Ended
	March 31,		March 31,		December 31,
(In thousands)	2013	2012	2013	2012	2012

Vessel operating margin	$139,399	119,548	520,580	422,331	124,148
Other operating revenues	3,294	1,140	14,167	6,539	4,423
Costs of other operating revenues	(2,932)	(1,915)	(12,216)	(7,115)	(4,176)
Depreciation and amortization	(38,287)	(35,585)	(147,299)	(138,356)	(37,181)
Goodwill impairment	---	---	---	(30,932)	---
General and administrative	(46,739)	(40,791)	(175,609)	(156,570)	(46,339)
Gain on asset dispositions, net	3,839	3,986	6,609	17,657	99

Operating income	$58,574	46,383	206,232	113,554	40,974

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and the years ended March 31, 2013 and 2012 and for the quarter ended December 31, 2012, were as follows:

									Quarter
	Quarter Ended				Year Ended				Ended
	March 31,				March 31,				December 31,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2012	%

Vessel operating profit:
Americas	$6,178	2%	16,157	6%	40,318	3%	56,003	5%	14,442	5%
Asia/Pacific	12,275	4%	9,002	3%	43,704	4%	16,125	2%	8,695	3%
Middle East/North Africa	12,787	4%	1,411	<1%	39,069	3%	805	<1%	13,720	4%
Sub-Saharan Africa/Europe	36,863	11%	27,869	10%	129,460	10%	97,142	9%	21,171	7%

	68,103	21%	54,439	19%	252,551	20%	170,075	16%	58,028	19%
Corporate expenses	(12,432)	(4%)	(10,525)	(4%)	(52,095)	(4%)	(40,379)	(4%)	(16,712)	(5%)
Goodwill impairment	---	---	---	---	---	---	(30,932)	(3%)	---	---
Gain on asset dispositions, net	3,839	1%	3,986	1%	6,609	1%	17,657	2%	99	<1%
Other services	(936)	(<1%)	(1,517)	(<1%)	(833)	(<1%)	(2,867)	(<1%)	(441)	(<1%)

Operating income	58,574	18%	46,383	16%	206,232	17%	113,554	11%	40,974	14%

Foreign exchange gain	4,181	1%	2,574	1%	3,011	<1%	3,309	<1%	52	<1%
Equity in net earnings ofunconsolidated companies	3,830	1%	3,614	1%	12,189	1%	13,041	1%	2,639	1%
Interest income and other, net	693	<1%	1,137	<1%	3,476	<1%	3,440	<1%	936	<1%
Interest and other debt costs	(7,827)	(2%)	(7,454)	(3%)	(29,745)	(2%)	(22,308)	(2%)	(7,183)	(2%)

Earnings before income taxes	$59,451	18%	46,254	16%	195,163	16%	111,036	10%	37,418	12%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2013 and 2012 and the quarter ended December 31, 2012, were as follows:

					Quarter
	Quarter Ended		Year Ended		Ended
	March 31,		March 31,		December 31,
	2013	2012	2013	2012	2012

REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$49,916	35,045	179,032	146,950	48,089
Towing-supply/supply	25,938	35,596	120,817	143,796	29,418
Other	6,707	8,578	27,210	33,783	7,025
Total	$82,561	79,219	327,059	324,529	84,532
Asia/Pacific fleet:
Deepwater vessels	$24,327	26,857	96,118	75,495	21,862
Towing-supply/supply	19,211	20,197	84,217	73,845	19,277
Other	939	1,153	3,679	4,412	918
Total	$44,477	48,207	184,014	153,752	42,057
Middle East/North Africa fleet:
Deepwater vessels	$16,979	11,331	55,945	46,511	15,407
Towing-supply/supply	25,173	18,034	89,902	56,902	25,870
Other	732	1,418	3,565	6,076	750
Total	$42,884	30,783	149,412	109,489	42,027
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$78,724	64,392	273,544	199,697	64,509
Towing-supply/supply	58,981	48,161	226,357	199,004	54,816
Other	17,412	17,493	69,612	73,997	17,102
Total	$155,117	130,046	569,513	472,698	136,427
Worldwide fleet:
Deepwater vessels	$169,946	137,625	604,639	468,653	149,867
Towing-supply/supply	129,303	121,988	521,293	473,547	129,381
Other	25,790	28,642	104,066	118,268	25,795
Total	$325,039	288,255	1,229,998	1,060,468	305,043

UTILIZATION:
Americas fleet:
Deepwater vessels	80.4%	75.9	74.4	74.9	73.1
Towing-supply/supply	41.9	53.1	48.0	49.0	48.0
Other	81.0	69.4	79.0	66.3	82.4
Total	59.1%	61.4	60.5	58.2	60.9
Asia/Pacific fleet:
Deepwater vessels	83.6%	95.3	86.8	76.8	89.2
Towing-supply/supply	54.5	43.1	53.5	41.3	52.4
Other	100.0	100.0	85.1	94.8	100.0
Total	62.4%	55.9	61.0	50.9	60.5
Americas fleet:
Deepwater vessels	98.6%	100.0	93.5	91.2	89.8
Towing-supply/supply	74.7	73.3	75.8	59.9	80.1
Other	29.3	50.0	33.7	53.3	28.6
Total	73.4%	74.4	73.3	64.5	75.1
Asia/Pacific fleet:
Deepwater vessels	76.3%	84.0	78.2	84.4	70.3
Towing-supply/supply	73.3	55.0	66.9	55.8	66.9
Other	78.7	75.5	78.1	79.8	77.2
Total	75.9%	68.4	73.4	69.4	71.1
Worldwide fleet:
Deepwater vessels	80.6%	84.9	79.6	81.1	75.2
Towing-supply/supply	61.2	55.0	60.6	51.7	61.1
Other	75.2	72.6	74.6	74.6	74.5
Total	69.4%	65.4	68.3	62.9	67.5

						Quarter
		Quarter Ended		Year Ended		Ended
		March 31,		March 31,		December 31,
		2013	2012	2013	2012	2012

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$	29,480	25,911	28,216	25,573	28,721
Towing-supply/supply		14,330	13,704	14,064	14,076	13,721
Other		6,132	6,791	6,097	6,407	6,181
Total	$	17,960	15,197	16,861	15,283	17,060
Asia/Pacific fleet:
Deepwater vessels	$	37,370	30,982	36,424	25,073	35,453
Towing-supply/supply		13,976	13,751	13,378	12,790	12,592
Other		10,432	6,335	10,079	6,358	9,972
Total	$	21,024	19,148	19,789	16,221	18,779
Middle East/North Africa fleet:
Deepwater vessels	$	21,259	17,788	19,926	17,703	20,710
Towing-supply/supply		12,689	8,992	11,116	8,477	12,020
Other		4,628	5,194	4,836	5,192	4,750
Total	$	14,583	10,558	12,844	10,417	13,761
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$	26,468	23,254	25,056	21,584	25,853
Towing-supply/supply		14,996	13,894	14,684	13,420	14,318
Other		5,300	4,993	5,118	4,917	5,054
Total	$	15,218	13,353	14,261	12,080	14,053
Worldwide fleet:
Deepwater vessels	$	27,782	24,465	26,626	22,709	27,100
Towing-supply/supply		14,207	12,790	13,580	12,617	13,399
Other		5,573	5,485	5,430	5,330	5,407
Total	$	16,378	14,140	15,325	13,197	15,286

The day-based vessel utilization percentages, average day rates, and number of active vessels (excluding stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, traditional vessels for the quarters and the years ended March 31, 2013 and 2012 and for the quarter ended December 31, 2012, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2013	2012	2013	2012	2012
UTILIZATION:
Americas fleet:
New vessels	84.7%	87.3	83.1	87.5	82.8
Traditional vessels	33.2	41.3	37.3	37.4	37.9
Total	59.1%	61.4	60.5	58.2	60.9
Asia/Pacific fleet:
New vessels	82.5%	81.0	86.7	78.7	85.7
Traditional vessels	---	10.4	---	11.6	---
Total	62.4%	55.9	61.0	50.9	60.5
Middle East/North Africa fleet:
New vessels	83.8%	83.9	86.8	70.3	89.4
Traditional vessels	37.6	55.9	39.2	56.1	34.4
Total	73.4%	74.4	73.3	64.5	75.1
Sub-Saharan Africa/Europe fleet:
New vessels	83.7%	82.2	83.3	85.4	79.0
Traditional vessels	39.3	32.1	36.5	34.0	39.7
Total	75.9%	68.4	73.4	69.4	71.1
Worldwide fleet:
New vessels	83.8%	83.2	84.2	82.9	82.1
Traditional vessels	31.9	35.7	32.6	34.8	33.4
Total	69.4%	65.4	68.3	62.9	67.5

AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$21,330	19,096	20,564	19,069	21,022
Traditional vessels	9,290	8,851	8,399	8,956	7,913
Total	$17,960	15,197	16,861	15,283	17,060
Asia/Pacific fleet:
New vessels	$21,024	20,247	19,789	17,494	18,779
Traditional vessels	---	3,642	---	3,968	---
Total	$21,024	19,148	19,789	16,221	18,779
Middle East/North Africa fleet:
New vessels	$15,172	11,657	13,660	12,398	14,310
Traditional vessels	10,055	7,377	8,259	6,815	9,707
Total	$14,583	10,558	12,844	10,417	13,761
Sub-Saharan Africa/Europe fleet:
New vessels	$15,905	14,098	14,944	12,774	14,783
Traditional vessels	8,239	8,353	8,427	8,208	8,313
Total	$15,218	13,353	14,261	12,080	14,053
Worldwide fleet:
New vessels	$17,458	15,658	16,526	14,741	16,503
Traditional vessels	9,014	8,226	8,388	8,045	8,282
Total	$16,378	14,140	15,325	13,197	15,286

AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	43	41	44	41	45
Traditional vessels	18	24	19	25	19
Total	61	65	63	66	64
Asia/Pacific fleet:
New vessels	28	32	29	30	28
Traditional vessels	---	1	--	3	--
Total	28	33	29	33	28
Middle East/North Africa fleet:
New vessels	34	27	30	25	32
Traditional vessels	5	9	6	12	6
Total	39	36	36	37	38
Sub-Saharan Africa/Europe fleet:
New vessels	124	113	117	106	119
Traditional vessels	13	18	15	21	14
Total	137	131	132	127	133
Worldwide fleet:
New vessels	229	213	220	202	224
Traditional vessels	36	52	40	61	39
Total	265	265	260	263	263

The company’s actual vessel count at March 31, 2013 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2013 and 2012 and for the quarter ended December 31, 2012, were as follows:

	Actual Vessel Count at March 31,	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2013	2013	2012	2013	2012	2012
Americas fleet:
Deepwater vessels	24	23	20	23	21	25
Towing-supply/supply	48	48	53	50	57	48
Other	15	15	20	15	21	15
Total	87	86	93	88	99	88
Less stacked vessels	26	25	28	25	33	24
Active vessels	61	61	65	63	66	64
Asia/Pacific fleet:
Deepwater vessels	9	9	10	8	11	7
Towing-supply/supply	27	28	37	32	38	32
Other	1	1	2	1	2	1
Total	37	38	49	41	51	40
Less stacked vessels	9	10	16	12	18	12
Active vessels	28	28	33	29	33	28
Middle East/North Africa fleet:
Deepwater vessels	9	9	7	8	8	9
Towing-supply/supply	30	30	30	29	31	30
Other	6	6	6	6	6	6
Total	45	45	43	43	45	45
Less stacked vessels	6	6	7	7	8	7
Active vessels	39	39	36	36	37	38
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	42	43	36	38	30	39
Towing-supply/supply	58	60	70	63	74	62
Other	47	46	51	48	50	48
Total	147	149	157	149	154	149
Less stacked vessels	10	12	26	17	27	16
Active vessels	137	137	131	132	127	133
ACTIVE OWNED OR CHARTERED VESSELS	265	265	265	260	263	263
Stacked vessels	51	53	77	61	86	59
TOTAL OWNED OR CHARTERED VESSELS	316	318	342	321	349	322
Vessels withdrawn from service	2	2	2	2	3	2
Joint-venture and other	10	10	10	10	10	10
Total	328	330	354	333	362	334

Note (B): Included in total owned or chartered vessels at March 31, 2013 and 2012 and at December 31, 2012, were 51, 67, and 53 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of March 31, 2013, were as follows:

	Non-U.S. Built				U.S. Built
	Number		Invested	Remaining	Number		Invested	Remaining
	of	Total	Through	Balance	of	Total	Through	Balance
Vessel class and type	Vessels	Cost	3/31/13	3/31/13	Vessels	Cost	3/31/13	3/31/13
In thousands, except number of vessels:
Deepwater platform supply vessels	18	$503,206	56,426	446,780	3	153,223	100,127	53,096
Towing-supply/supply vessels	6	112,862	28,025	84,837	---	---	---	---
Other	5	67,318	52,751	14,567	---	---	---	---
Totals	29	$683,386	137,202	546,184	3	153,223	100,127	53,096

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	06/13	09/13	12/13	03/14	06/14	Thereafter
Deepwater platform supply vessels	1	2	1	3	5	9
Towing-supply/supply vessels	---	---	---	---	---	6
Other	2	1	1	---	1	---
Totals	3	3	2	3	6	15

(In thousands)
Expected quarterly cash outlay	$105,536	79,443	45,714	80,310	88,248	200,029(A)

(A)    The $200,029 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $130,510 in the remaining quarters of fiscal 2014 and $69,519 during fiscal 2015.